UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2025

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

New York	001-34780	13-1950672
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

700 Veterans Memorial Hwy. Suite 100

Hauppauge, New York 11788

(Address of Principal Executive Office) (Zip Code)

(631) 547-3055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FORD	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 21, 2025, Forward Industries, Inc. (the “Company”) received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) stating that Nasdaq has determined to delist the Company’s securities from The Nasdaq Capital Market. The determination was based on the Company’s failure to comply with Nasdaq Listing Rule 5550(b)(1), which requires a minimum of $2.5 million stockholders’ equity for continued listing. The Company recently filed its Form 10-Q for the quarter ended December 31, 2024 disclosing a stockholders’ equity of $2,279,297.

Nasdaq has indicated that trading in the Company’s securities will be suspended at the opening of business on March 4, 2025, and a Form 25-NSE will be filed with the Securities and Exchange Commission, removing the Company’s securities from listing and registration on Nasdaq. Due to the Company’s prior appeal and the subsequent review by the Nasdaq Hearings Panel (the “Panel”), the Company is currently subject to monitoring by the Panel. Consequently, the Company is not eligible for any grace period during the pendency of the Panel’s review process.

The Company will appeal Nasdaq’s determination and has requested a hearing before the Panel. The hearing request will stay the suspension pending the Panel’s decision. The Company intends to present a detailed plan to the Panel demonstrating how it will regain compliance with the minimum stockholders’ equity requirement of $2.5 million, though there can be no assurance that the Panel will grant the Company's request for continued listing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Nasdaq Notification Letter dated February 21, 2025, regarding non-compliance with Listing Rule 5550(b)(1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Date: February 27, 2025	By:	/s/ Kathleen Weisberg
Name: Kathleen Weisberg
Title: Chief Financial Officer

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